Catalyst/Lyons Hedged Premium Return Fund

a series of Mutual Fund Series Trust

(the “Fund”)

Class A: CLPAX   Class C: CLPCX Class I: CLPFX

September 2, 2014

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus each dated December 20, 2013 for the Fund’s Class A and Class C shares and the Prospectus and Summary Prospectus for the Fund’s Class I shares, each dated June 5, 2014 and should be read in conjunction with such Prospectuses and Summary Prospectuses.

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Effective November 1, 2014, the Fund’s investment objective is long-term capital appreciation and income with less downside volatility than the equity market.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated December 20, 2013 for the Fund’s Class A and Class C shares and the Prospectus, Summary Prospectus and SAI, each dated June 5, 2014 for the Fund’s Class I shares, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.